Exhibit 10.5

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AND CONSENT OF GUARANTORS

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT OF GUARANTORS (this “Amendment”) is dated as of March 5, 2008, and entered into by and among FLEETWOOD ENTERPRISES, INC. (“Fleetwood”), FLEETWOOD HOLDINGS INC. and its Subsidiaries listed on the signature pages hereof (collectively, “Borrowers”), the banks and other financial institutions signatory hereto that are parties as Lenders to the Credit Agreement referred to below (the “Lenders”), and BANK OF AMERICA, N.A., as administrative agent and collateral agent (in such capacity, the “Agent”) for the Lenders.

Recitals

Whereas, Fleetwood, the Borrowers, the Lenders, and the Agent have entered into that certain Third Amended and Restated Credit Agreement dated as of January 5, 2007, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of May 25, 2007, that certain Second Amended and Restated Credit Agreement and Consent of Guarantors dated as of September 18, 2007, and that certain Third Amended and Restated Credit Agreement and Consent of Guarantors dated as of January 16, 2008 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrowers have requested an amendment to the Credit Agreement to replace the minimum EBITDA covenant set forth in Section 7.24 of the Credit Agreement with a fixed charge coverage ratio; and

Whereas, the Majority Lenders and the Agent are willing to agree to the amendment requested by the Borrowers, on the terms and conditions set forth in this Amendment;

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, Fleetwood, the Borrowers, the Majority Lenders, and the Agent agree as follows:

1.     AMENDMENTS TO CREDIT AGREEMENT.  Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of Fleetwood and the Borrowers set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1   Amendment to Section 7.24.  Section 7.24 shall be amended by deleting such section and replacing it with the following:

7.24         Fixed Charge Coverage Ratio.  If a Minimum Liquidity Event shall occur and be continuing, Fleetwood shall not have permitted the Fixed Charge Coverage Ratio for the four quarter period ending as of the last day of any Fiscal Quarter (for which an annual or quarterly compliance certificate has been delivered pursuant to Section 5.2(e)), beginning with the Fiscal Quarter ending in January, 2008, to be less than the correlative ratio indicated below opposite each such period:

Fiscal Quarter	Fixed Charge Coverage Ratio
Four quarter period through Fiscal Quarter ending in January 2008	0.15:1.0
Four quarter period through Fiscal Quarter ending in April 2008	0.15:1.0
Four quarter period through Fiscal Quarter ending in July 2008	0.15:1.0
Four quarter period through Fiscal Quarter ending in October 2008	0.15:1.0
Four quarter period through Fiscal Quarter ending in January 2009	0.45:1.0
Four quarter period through Fiscal Quarter ending in April 2009	0.75:1.0
Four quarter period through Fiscal Quarter ending in July 2009 and each Fiscal Quarter ending in July, October, January and April thereafter	1.1:1.0

1.2           Amendment to Section 7.28.  Section 7.28 shall be amended by adding a new subsection (d) and a new subsection (e) to read as follows:

“(d)         On or before May 1, 2008, Borrowers shall deliver to the Agent a revised Schedule 6.11 to the Credit Agreement designating additional parcel(s) of Real Property owned by a Borrower with a fair market value of at least $2,990,000 as Mortgaged Property and “boot collateral” (as designated on such Schedule 6.11) and thereby increase the aggregate value of all “boot collateral” to at least $27,990,000, such parcel(s) and the value thereof to be satisfactory to the Agent (and if required by the Agent, Borrowers shall have delivered a recent appraisal for each such parcel in form and substance and by an appraiser satisfactory to the Agent) and shall have delivered to the Agent and the Collateral Agent (A) duly executed and acknowledged amendments to the existing Mortgages or a new Mortgage, in each case to the extent necessary under applicable law, in the reasonable judgment of the Agent, to create a valid, enforceable and first priority Lien thereon in proper form for recording in all appropriate places in all applicable jurisdictions, (B) title policies (or endorsements to the existing title policies for the benefit of the Agent) as reasonably requested by the Agent, assuring the Agent that such Mortgages constitute first priority mortgage liens subject only to Permitted Liens under clauses (a), (b), (d) and (e) of

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the definition of Permitted Liens, and (C) if requested by the Agent, opinions of counsel as to such matters as reasonably requested by the Agent.  Such additional parcels shall not constitute Term Loan Collateral or Real Estate Subfacility Assets, but shall be additional Collateral for the Obligations.

(e)           Subject to Section 2.8 and Section 7.28(d), each parcel of Real Estate listed on Schedule 6.11 attached hereto and identified thereon as “Mortgaged Property” shall remain subject to the Mortgage with respect to such property that is in place as of May 1, 2008.

1.3           Amendment to Schedule 6.11.  Schedule 6.11 shall be amended, with respect to Mortgaged Properties, as set forth on Schedule 6.11 attached hereto, with such changes as shall be approved by the Agent pursuant to Section 7.28 hereof.  Except as amended hereby, the existing Schedule 6.11 shall remain in full force and effect.

2.     REPRESENTATIONS AND WARRANTIES OF FLEETWOOD AND THE BORROWERS.  In order to induce the Majority Lenders and the Agent to enter into this Amendment, each of Fleetwood and each Borrower represents and warrants to each Lender and the Agent that the following statements are true, correct and complete:

2.1   Power and Authority.  Each of the Loan Parties has all corporate power and authority to enter into this Amendment and, as applicable, the Consent of Guarantors attached hereto (the “Consent”), and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Credit Agreement.

2.2   Corporate Action.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby have been duly authorized by all necessary corporate action on the part of each of the Loan Parties.

2.3   No Conflict or Violation or Required Consent or Approval.  The execution and delivery of this Amendment and the Consent and the performance of the obligations of each Loan Party under or in respect of the Credit Agreement as amended hereby do not and will not conflict with or violate (a) any provision of the governing documents of any Loan Party or any of its Subsidiaries, (b) any Requirement of Law, (c) any order, judgment or decree of any court or other governmental agency binding on any Loan Party or any of its Subsidiaries, or (d) any indenture, agreement or instrument to which any Loan Party or any of its Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person.

2.4   Execution, Delivery and Enforceability.  This Amendment and the Consent have been duly executed and delivered by each Loan Party which is a party thereto and are the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their terms, except as enforceability may be affected by applicable bankruptcy, insolvency, and similar proceedings affecting the rights of creditors generally, and general principles of equity.  The Agent’s Liens in the Collateral continue to be valid, binding and enforceable first priority Liens which secure the Obligations.

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2.5   No Default or Event of Default.  No event has occurred and is continuing or will result from the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.6   No Material Adverse Effect.  No event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect.

2.7   Representations and Warranties.  Each of the representations and warranties contained in the Loan Documents is and will be true and correct in all material respects on and as of the date hereof and as of the effective date of this Amendment, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects as of such earlier date.

3.     CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT.  This Amendment, and the consents and approvals contained herein, shall be effective only if and when signed by, and when counterparts hereof shall have been delivered to the Agent (by hand delivery, mail or telecopy) by, Fleetwood, the Borrowers and each Lender and only if and when each of the following conditions is satisfied:

3.1   Consent of Guarantors.  Each of the Guarantors shall have executed and delivered to the Agent the Consent.

3.2   No Default or Event of Default; Accuracy of Representations and Warranties.  No Default or Event of Default shall exist and each of the representations and warranties made by the Loan Parties herein and in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the date on which this Amendment becomes effective (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct as of such earlier date), and the Borrowers shall have delivered to the Agent a certificate confirming such matters.

3.3   Delivery of Documents.  The Agent shall have received such documents as the Agent may reasonably request in connection with this Amendment.

3.4   Closing Fee.  Fleetwood shall have paid to the Agent, for the pro rata account of all Lenders that have executed this Amendment on or before 4:00 pm Pacific Time on March 5th, 2008, the closing fee as described and in the amount set forth in the Fee Letter, dated as of the date hereof, between Fleetwood and the Agent.

4.     EFFECTIVE DATE.  This Amendment shall become effective (the “Effective Date”) on the date of the satisfaction of the conditions set forth in Section 3.

5.     EFFECT OF AMENDMENT; RATIFICATION.  This Amendment is a Loan Document.  From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

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6.     Each of Fleetwood and the Borrowers confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Credit Parties has any defenses, setoffs or counterclaims to its Obligations.

7.     APPLICABLE LAW.  THE VALIDITY, INTERPRETATIONS AND ENFORCEMENT OF THIS AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

8.     NO WAIVER.  The execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

9.     COMPLETE AGREEMENT.  This Amendment sets forth the complete agreement of the parties in respect of any amendment to any of the provisions of any Loan Document or any waiver thereof.  The execution, delivery and effectiveness of this Amendment do not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document except as expressly set forth herein or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

10.   CAPTIONS; COUNTERPARTS.  The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), all of which taken together shall constitute but one and the same instrument.

[signatures follow; remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWERS	FLEETWOOD HOLDINGS INC.

FLEETWOOD HOMES OF ARIZONA, INC.

FLEETWOOD HOMES OF CALIFORNIA, INC.

FLEETWOOD HOMES OF FLORIDA, INC.

FLEETWOOD HOMES OF GEORGIA, INC.

FLEETWOOD HOMES OF IDAHO, INC.

FLEETWOOD HOMES OF INDIANA, INC.

FLEETWOOD HOMES OF KENTUCKY, INC.

FLEETWOOD HOMES OF NORTH CAROLINA, INC.

FLEETWOOD HOMES OF OREGON, INC.

FLEETWOOD HOMES OF PENNSYLVANIA, INC.

FLEETWOOD HOMES OF TENNESSEE, INC.

FLEETWOOD HOMES OF TEXAS, L.P.
	By:	FLEETWOOD GENERAL PARTNER
OF TEXAS, INC., its General Partner

FLEETWOOD HOMES OF VIRGINIA, INC.

FLEETWOOD HOMES OF WASHINGTON, INC.

FLEETWOOD MOTOR HOMES OF CALIFORNIA, INC.

FLEETWOOD MOTOR HOMES OF INDIANA, INC.

FLEETWOOD MOTOR HOMES OF

PENNSYLVANIA, INC.

FLEETWOOD TRAVEL TRAILERS OF CALIFORNIA, INC.

FLEETWOOD TRAVEL TRAILERS OF INDIANA, INC.

FLEETWOOD TRAVEL TRAILERS OF KENTUCKY, INC.

FLEETWOOD TRAVEL TRAILERS OF MARYLAND, INC.

FLEETWOOD TRAVEL TRAILERS OF OHIO, INC.

FLEETWOOD TRAVEL TRAILERS OF OREGON, INC.

FLEETWOOD TRAVEL TRAILERS OF TEXAS, INC.

FLEETWOOD FOLDING TRAILERS, INC.

GOLD SHIELD, INC.

GOLD SHIELD OF INDIANA, INC.

HAUSER LAKE LUMBER OPERATION, INC.

CONTINENTAL LUMBER PRODUCTS, INC.

FLEETWOOD GENERAL PARTNER OF TEXAS, INC.

FLEETWOOD HOMES INVESTMENT, INC.

By:	/s/ Boyd R. Bowman
Name:	Boyd R. Plowman
Title:	Executive Vice President and Chief Financial Officer

GUARANTOR	FLEETWOOD ENTERPRISES, INC., as the Guarantor

	By:	/s/ Boyd R. Bowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BANK OF AMERICA, N.A., as the Agent and as a Lender

By:	/s/ Todd Eggertsen
Name:	Todd Eggertsen
Title:	Vice President

WELLS FARGO FOOTHILL, INC., fka FOOTHILL CAPITAL CORPORATION, as a Lender

By:	/s/ Juan Barrera
Name:	Juan Barrera
Title:	Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a Lender

By:	/s/ Jang Kim
Name:	Jang Kim
Title:	Vice President

TEXTRON FINANCIAL CORPORATION, as a Lender

By:	/s/ Nobert Schmidt
Name:	Nobert Schmidt
Title:	Senior Account Executive

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robin L. Arriola
Name:	Robin L. Arriola
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), as a Lender

By:
Name:
Title:

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrowers under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 5th day of March, 2008.

GUARANTORS	FLEETWOOD ENTERPRISES, INC. FLEETWOOD CANADA LTD. FLEETWOOD INTERNATIONAL INC.

	By:	/s/ Boyd R. Bowman
	Name:	Boyd R. Plowman
	Title:	Executive Vice President and Chief Financial Officer

Schedule 6.11

(See attachment)